UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2005

                           Applied DNA Sciences, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                       002-90539               59-2262718
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


             9229 Sunset Boulevard, Suite 83, Los Angeles, CA 90069
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (310) 860-1362

                                   Copies to:
                              Andrea Cataneo, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement.
Item 2.01 Completion of Acquisition of Assets.
Item 2.03 Creation of a Direct Financial Obligation.

     The information set forth under Item 1.01, 1.02, 2.01 and 2.03 filed by Applied DNA Sciences, Inc. (the "Company") on July 21, 2005 (the "Form 8-K"), is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements

     On July 11, 2005, the Company determined there were errors in accounting for the valuation of equity consulting service transactions during the January through March 2005 time period. The valuation resulted in the overstatement of approximately $2.9 million in services provided. The errors were discovered in connection with a comment raised by the Securities and Exchange Commission ("SEC") in their review and comment on our registration statement on Form SB-2. The SEC requested that we provided additional disclosure regarding issuances of common stock to non-employees in exchange for services. Upon reviewing and updating our disclosure, we discovered our errors. Upon this determination, management and the board of directors were alerted to the facts and circumstances regarding the errors in valuation. Authorized officers of the Company discussed this matter with the Company's independent public accounting firm who agreed that the Company's quarterly financials could not be relied upon and needed to be restated. On August 3, 2005, the Company filed an amended 10-QSB for the quarter ended March 31, 2005 with the SEC which included the amended financials.

Item 5.02 Departure of Directors or Principal Officers

     The information set forth under Item 5.02 of the Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Pro forma financial information to be provided by amendment.

(c)      Exhibits.

Exhibit Number        Description
-------------- -----------------------------------------------------------------

4.1            Warrant,  dated as of June 20,  2005,  issued to Trilogy  Capital
               Partners, Inc. *

10.1 Stock Purchase Amendment Agreement, dated as of July 12, 2005, by and between Applied DNA Sciences, Inc. and Biowell Technology, Inc. *

10.2 License Agreement, dated as of July 12, 2005, by and between Applied DNA Sciences, Inc. and Biowell Technology, Inc. *

10.3 Consulting Agreement, dated as of July 12, 2005, by and between Applied DNA Sciences, Inc. and Timpix International Limited *

10.4 Letter of Engagement, dated as of June 20, 2005, by and between Applied DNA Sciences, Inc. and Trilogy Capital Partners, Inc. *

99.1           Letter of Resignation from Rob Hutchison *

* Previously filed on the Form 8-K

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
SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Applied DNA Sciences, Inc.


Date: August 4, 2005                  /s/ PETER BROCKLESBY
                                      --------------------
                                      Peter Brocklesby
                                      President


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